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                                                                    Exhibit 10.1

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT
                       (PENNSYLVANIA CRUSHER CORPORATION)

                  AMENDMENT NO. 1, dated as of May 12, 2003, (this "AMENDMENT NO. 1") among PENNSYLVANIA CRUSHER CORPORATION, a Delaware corporation (the "BORROWER"); the financial institutions referred to as "LENDERS" in the Credit Agreement referred to below (the "LENDERS"); and National City Bank, as agent for the Lenders (together with its successors and assigns in such capacity, the "AGENT").

                                   Background

                  The Borrower, the Lenders and the Agent entered into a certain Credit Agreement, dated as of January 3, 2003, (the "EXISTING CREDIT AGREEMENT" and the same, as it may be further amended, restated, modified and/or supplemented from time to time, the "CREDIT AGREEMENT"), which provides for certain extensions of credit to the Borrower, subject to certain conditions.

                  The Borrower has requested that the Lenders agree to modify the definition of "Base Amount" in the Existing Credit Agreement so that the Amount will be based on the Borrower's financial statements for the first fiscal quarter of 2003. The Agent and the Lenders are willing to make the amendments requested by the Borrower pursuant to the terms, and subject to the conditions, specified below. Accordingly, the parties hereto agree as follows.

                  SECTION 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Existing Credit Agreement are used herein as defined therein.

                  SECTION 2. AMENDMENTS TO EXISTING CREDIT AGREEMENT. Subject to the satisfaction of the conditions precedent specified in Section 4 below,

                           2.1.1 Section 6.1 of the Existing Credit Agreement
(Minimum Tangible Net Worth) is amended in its entirety to read as follows:

                                    The Borrower and its Subsidiaries, on a
                  Consolidated basis, shall maintain a Tangible Net Worth of not less the sum of (a) the Base Amount (as defined below) plus
                  (b) an amount equal to 50% of the Consolidated Net Income of the Borrower and its Subsidiaries for the period commencing on the first day of the second fiscal quarter of the Borrower's 2003 fiscal year and ending on the last day of the fiscal quarter ending on, or most recently prior to, the applicable test date. Test dates for this covenant shall be the last day of each fiscal quarter commencing with the second fiscal quarter in the 2003 fiscal year. "BASE AMOUNT" means the Tangible Net Worth of the Borrower and its Subsidiaries as at the last day of the first fiscal quarter of 2003.

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                  SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Agent to agree to amend the Existing Credit Agreement in the manner set forth herein, the Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Amendment
No. 1:

                           (a)      As of the date hereof, no Default or Event
of Default has occurred and is continuing after giving effect to the amendments contained herein; and

                           (b)      Each of the representations and warranties
set forth in the Existing Credit Agreement and other Loan Documents is true and correct in all material respects before and after giving effect to the amendments and transactions contemplated hereby as though each such representation and warranty were made at and as of the date hereof.

                  SECTION 4. CONDITIONS PRECEDENT.

                  The amendments to the Existing Credit Agreement set forth in
Section 2 above, shall become effective upon the execution and delivery of this Amendment No. 1 by (a) the Borrower, (b) the Agent and (c) the Majority Lenders, and the execution and delivery of the acknowledgement below by the Persons indicated thereon.

                  SECTION 5. MISCELLANEOUS.

                           5.1      COUNTERPARTS. This Amendment No. 1 may be
executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied or facsimile signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.

                           5.2      RATIFICATION. The Existing Credit Agreement,
as amended by this Amendment No. 1 and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, the approved and ratified. Without limiting the generality of the foregoing, the undersigned confirms the pledges and the security interests granted pursuant to such Loan Documents.

                           5.3      PAYMENT OF FEES AND EXPENSES. Without
limiting other payment obligations of the Borrower set forth in the Loan Documents, the Borrower agrees to pay all costs and expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment No. 1 and any other documents or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of its counsel, Drinker Biddle & Reath LLP.

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                           5.4      AUTHORIZATION TO AGENT. Each Lender hereby
authorizes the Agent to take such action as shall be consistent with the purposes hereof and as it shall deem necessary or appropriate to carry out the purposes of this Amendment No. 1.

                           5.5      GOVERNING LAW. This Amendment No. 1 shall be
construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania, without regard to choice of law principles.

                           5.6      REFERENCE. From and after the Amendment
No. 1 Effective Date, each reference in the Credit Agreement to "this Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all Loan Documents, other agreements, instruments, documents, certificates and writings of every kind and nature, shall be deemed to mean the Existing Credit Agreement as modified and amended by this Amendment No. 1 and as the same may be further amended, modified or supplemented in accordance with the terms thereof.

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                  IN WITNESS WHEREOF, the undersigned have caused this Amendment
No. 1 to be duly executed by their respective, duly authorized officers as of the date first above written.

BORROWER:

                                        PENNSYLVANIA CRUSHER CORPORATION

                                        By: /s/ R. Remick
                                            ----------------------
                                        Name:  R. REMICK
                                        Title: VP & TREASURER

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AGENT AND LENDERS:

                             NATIONAL CITY BANK, in its capacity as Agent and a Lender

                             By: /s/ Lyle P. Cunningham
                                ------------------------------
                             Name:  Lyle P. Cunningham
                             Title: Senior Vice President

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                                Acknowledgement

Each of the undersigned acknowledges the foregoing amendment and confirms its obligations under each of the Loan Documents to which it is a party, provided, however, it is agreed that the consent of the undersigned is not required to amend the Credit Agreement or any Loan Document except where it is a party to such Loan Document.

JEFFREY SPECIALTY EQUIPMENT CORPORATION

 BY: /s/ R. Remick
    --------------------------
Name:  R. REMICK
Title: VP & TREASURER

K-TRON INVESTMENT CO.

By: /s/ EB Cloues, II
   ---------------------------
Name: EDWARD B. CLOUES, II
Title: CHAIRMAN AND PRESIDENT

K-TRON INTERNATIONAL INC.

By: /s/ EB Cloues, II
   ---------------------------
Name: EDWARD B. CLOUES, II
Title: CHAIRMAN AND CEO

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